SCHEDULE 14A
                                 (Rule 14a-101)

                       INFORMATION REQUIRED IN PROXY STATEMENT
                               SCHEDULE 14A INFORMATION
             PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                                 EXCHANGE ACT OF 1934

Filed by the Registrant [X]

FILED BY THE PARTY OTHER THAN THE REGISTRANT [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Confidential for use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           PEASE OIL AND GAS COMPANY
                (Name of Registrant as Specified in its Charter)

                           PEASE OIL AND GAS COMPANY
                   (Name of Person(s) Filing Proxy Statement)

               Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1),  or 14a-6(i)(2) or
    Item  22(a)(2)  of  Schedule  14A.
[ ] $500 per each  party to the  controversy pursuant to Exchange Act
    Rule  14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which the transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:

          (2) Form, Schedule or Registration Statement No.:

          (3) Filing Party:

          (4) Date Filed:

                                  COMMON STOCK

                                      PROXY

                            PEASE OIL AND GAS COMPANY

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 8, 1996

     The undersigned hereby constitute(s) and appoint(s) Willard H. Pease, Jr. and Patrick J. Duncan, and each of them the true and lawful attorneys and proxies ("Proxies") of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and to vote all of the undersigned's shares of common stock of Pease Oil and Gas Company (the "Company") at the Annual Meeting of Stockholders to be held at the Ramada Inn, 2790 Crossroads Boulevard, Grand Junction, Colorado, 81506, on Saturday, June 8, 1996, at 10:00 a.m., Mountain Daylight Time, and at any and all adjournments thereof, for the following purposes:

     (1) ELECTION OF DIRECTORS

     [ ] FOR all Class C director nominees listed below (except as marked to the contrary below)

     [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below

INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
BELOW.
                      WILLARD H. PEASE, JR.
                      WILLIAM F. WARNICK

     (2) To amend Section 6.1 Automatic Conversion, of the Company's Certificate of Designation of Series A Cumulative Convertible Preferred Stock to read as follows:

               "6.1 Automatic Conversion. If at any time after the issuance of the Series A Preferred Stock, the last reported sales price for the Company's $.10 par value Common Stock as reported on the NASDAQ System (or the closing price as reported on any national securities exchange on which the Common Stock is then listed), shall, for a period of five (5) consecutive trading days, equals or exceeds $2.50 per share, then, effective as of the close of business on the fifth such trading day, all shares of Series A Preferred Stock then outstanding and all accrued and undeclared dividends thereon shall immediately and automatically without further notice be converted into shares of Common Stock and Warrants to purchase Common Stock ("Warrants") at the rate of four shares of Common Stock and Warrants to purchase four shares of Common Stock for each share of Preferred Stock. In all other respects the conversion shall have the same effect and the same result as if an optional conversion occurred as described in this Section 6."

                    [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

     (3) To amend the Company's Certificate of Designation of Series A Cumulative Convertible Preferred Stock to delete Section 4.2 Election of
Directors, in the event that no persons are nominated for election at this Meeting by the holders of the Company's Series A Cumulative Convertible Preferred Stock to serve on the Company's Board of Directors.

                    [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

     (4) Approval of the Company's 1996 Stock Option Plan.

                    [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

     (5) In their discretion, the Proxies are authorized to vote upon such other business as may lawfully come before the meeting, hereby revoking any Proxies as to said shares heretofore given by the undersigned and ratifying and confirming all that said attorneys and proxies may lawfully do by virtue hereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). UNLESS OTHERWISE INSTRUCTED ABOVE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING FOR ELECTION OF THE NOMINEES FOR DIRECTOR AS SELECTED BY THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSALS (2), (3) AND (4).

     It is understood that this Proxy confers discretionary authority in respect of matters not known or determined at the time of the mailing of the Notice of Annual Meeting of Stockholders to the undersigned.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith.

                                     Dated and Signed:
                                     ___________________________________, 1996

                                     -----------------------------------------

                                     -----------------------------------------
                                     Signature(s) of Stockholder(s)

     Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should so indicate when signing. Attorneys should submit powers of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THIS PROXY TO AMERICAN SECURITIES TRANSFER, INC., P.O. BOX 1596, DENVER, COLORADO 80201-9975. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                 SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK

                                      PROXY

                            PEASE OIL AND GAS COMPANY

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 8, 1996

     The undersigned hereby constitute(s) and appoint(s) Willard H. Pease, Jr. and Patrick J. Duncan, and each of them the true and lawful attorneys and proxies ("Proxies") of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and to vote all of the undersigned's shares of Series A Cumulative Convertible Preferred Stock of Pease Oil and Gas Company (the "Company") at the Annual Meeting of Stockholders to be held at the Ramada Inn, 2790 Crossroads Boulevard, Grand Junction, Colorado, 81506, on Saturday, June 8, 1996, at 10:00 a.m., Mountain Daylight Time, and at any and all adjournments thereof, for the following purposes:

     (1) ELECTION OF DIRECTORS

     [ ] FOR all Series A Preferred director nominees listed below (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY to vote for all nominees listed below

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

               -------------------------------------

               -------------------------------------

     (2) To amend the Company's Certificate of Designation of Series A Cumulative Convertible Preferred Stock to delete Section 4.2 Election of
Directors, in the event that no persons are nominated for election at this Meeting by the holders of the Company's Series A Cumulative Convertible Preferred Stock to serve on the Company's Board of Directors.

          [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

     (3) To amend Section 6.1 Automatic Conversion, of the Company's Capital Certificate of Designation of Series A Cumulative Convertible Preferred Stock to read as follows:

               "6.1 Automatic Conversion. If at any time after the issuance of the Series A Preferred Stock, the last reported sales price for the Company's $.10 par value Common Stock as reported on the

               NASDAQ System (or the closing price as reported on any national securities exchange on which the Common Stock is then listed), shall, for a period of five (5) consecutive trading days, equals or exceeds $2.50 per share, then, effective as of the close of business on the fifth such trading day, all shares of Series A Preferred Stock then outstanding and all accrued and undeclared dividends thereon shall immediately and automatically without further notice be converted into shares of Common Stock and Warrants to purchase Common Stock ("Warrants") at the rate of four shares of Common Stock and Warrants to purchase four shares of Common Stock for each share of Preferred Stock. In all other respects the conversion shall have the same effect and the same result as if an optional conversion occurred as described in this
               Section 6.

                    [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

     (4) In their discretion, the Proxies are authorized to vote upon such other business as may lawfully come before the meeting, hereby revoking any Proxies as to said shares heretofore given by the undersigned and ratifying and confirming all that said attorneys and proxies may lawfully do by virtue hereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). UNLESS OTHERWISE INSTRUCTED ABOVE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING FOR ELECTION OF THE NOMINEES FOR DIRECTOR AS SELECTED BY THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSALS (2) AND (3).

     It is understood that this Proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of Annual Meeting of Stockholders to the undersigned.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith.

                                     Dated and Signed:

                                     ___________________________________, 1996

                                     -----------------------------------------

                                     -----------------------------------------
                                     Signature(s) of Stockholder(s)

     Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should so indicate when signing. Attorneys should submit powers of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THIS PROXY TO AMERICAN SECURITIES TRANSFER, INC., P.O. BOX 1596, DENVER, COLORADO 80201-9975. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                            PEASE OIL AND GAS COMPANY
                          751 Horizon Court, Suite 203
                         Grand Junction, Colorado 81506
                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on June 8, 1996
                               ------------------
To Our Stockholders:

     The Annual Meeting of Stockholders of Pease Oil and Gas Company, a Nevada corporation ("Company"), will be held at the Ramada Inn, 2790 Crossroads Boulevard, Grand Junction, Colorado 81506, on Saturday, June 8, 1996, at 10:00 a.m., Mountain Daylight Time, for the following purposes:

     MATTERS TO BE VOTED UPON BY HOLDERS OF COMMON STOCK

     (1) The election of two Class C directors to serve on the Company's Board of Directors totalling nine directors.

     (2) A proposal to amend Section 6.1, Automatic Conversion, of the Company's Certificate of Designation of Series A Cumulative Convertible Preferred Stock ("Preferred Stock") to change the automatic conversion rate of the Preferred Stock into shares of Common Stock, as described below.

     (3) A proposal to amend the Company's Certificate of Designation of Series A Cumulative Convertible Preferred Stock to delete Section 4.2 Election of Directors, in the event that no persons are nominated for election at this Meeting by the holders of the Company's Series A Cumulative Convertible Preferred Stock to serve on the Company's Board of Directors.

     (4)  A proposal to approve the Company's 1996 Stock Option Plan.

     (5) Such other matters as may properly come before the meeting or any adjourn- ment thereof.

     MATTERS TO BE VOTED UPON BY HOLDERS OF PREFERRED STOCK

     (1) The election of two directors to represent the holders of Preferred Stock on the Company's Board of Directors totalling nine directors.

     (2) A proposal to amend the Company's Certificate of Designation of Series A Cumulative Convertible Preferred Stock to delete Section 4.2 Election of Directors, in the event that no persons are nominated for election at this Meeting by the holders of the Company's Series A Cumulative Convertible Preferred Stock to serve on the Company's Board of Directors.

     (3) A proposal to amend Section 6.1, Automatic Conversion, of the Company's Certificate of Designation of Series A Cumulative Convertible Preferred Stock to change the automatic conversion rate of the Preferred Stock into shares of Common Stock, as described below.

     (4) Such other matters as may properly come before the meeting or any adjourn- ment thereof and which may properly be voted upon by the holders of Preferred Stock.

     Only stockholders of record at the close of business on May 8, 1996, are entitled to notice of and to vote at the meeting.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         PATRICK J. DUNCAN
                                         Corporate Secretary
Grand Junction, Colorado
May 8, 1996
- --------------------------------------------------------------------------------

THE FORM OF PROXY IS ENCLOSED. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED WHITE PROXY FOR HOLDERS OF COMMON STOCK OR THE BLUE PROXY FOR HOLDERS OF PREFERRED STOCK AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE. IF YOU ARE A HOLDER OF SHARES OF BOTH COMMON STOCK AND PREFERRED STOCK, PLEASE COMPLETE AND RETURN BOTH CARDS. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                            PEASE OIL AND GAS COMPANY
                          751 Horizon Court, Suite 203
                         Grand Junction, Colorado 81506

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                             To Be Held June 8, 1996

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of Pease Oil and Gas Company ("Company") for use at the Company's Annual Meeting of Stockholders to be held at 10:00 a.m. Mountain Daylight Time, at the Ramada Inn, 2790 Crossroads Boulevard, Grand Junction, Colorado 81506, on Saturday, June 8, 1996, and at any adjournment thereof. It is planned that this Proxy Statement and the accompanying Proxy will be mailed to the Company's stockholders on or about May 9, 1996.

     Any person signing and mailing the enclosed Proxy may revoke it at any time before it is voted by (i) giving written notice of the revocation to the Company's corporate secretary; (ii) voting in person at the Meeting; or (iii) voting again by submitting a new proxy card. Only the latest dated proxy card, including one which a person may vote in person at the Meeting, will count. If you are a stockholder of both Common Stock and Preferred Stock, you should receive with the Proxy Statement both a White Proxy and a Blue Proxy. You may vote on all matters described herein.

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS
                      AND SECURITY OWNERSHIP OF MANAGEMENT

     All voting rights, except the special voting rights granted to the holders of Series A Cumulative Convertible Preferred Stock ("Preferred Stock"), are vested exclusively in the holders of the Company's $0.10 par value common stock ("Common Stock") with each share entitled to one vote. Holders of Common Stock are entitled to vote at the Meeting for the election of two Class C directors to the Company's Board of Directors, on a proposal to amend the Certificate of Designation of the Series A Cumulative Convertible Preferred Stock ("Designation") to change the automatic conversion rate of Preferred Stock into Common Stock and on a proposal to approve the Company's 1996 Stock Option Plan. Holders of the Company's outstanding Preferred Stock are entitled to vote at the meeting to elect two directors to represent them on the Company's Board of Directors pursuant to the terms of the Designation, on a proposal to amend the Designation to eliminate Section 4.2 which provides certain rights to holders of Preferred Stock to elect Directors, and a proposal to amend the

Designation to change the conversion rate of the Preferred Stock. Cumulative voting in the election of directors is not permitted. Only stockholders of record at the close of business on May 8, 1996, are entitled to notice of and to vote at the meeting or any adjournments thereof. On May 9, 1996, the Company had _____________ shares of Common Stock and ______ shares of Preferred Stock outstanding.

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock, by (i) each person who is known to the Company to own beneficially more than 5% of the outstanding Common Stock with the address of each such person, (ii) each of the Company's directors and officers, and (iii) all officers and directors as a group:

Name and Address of                        Amount and Nature of
Beneficial Owner                           Beneficial Ownership(1)     Percent of Class
- -------------------                        ----------------------      ----------------


Willard H. Pease, Jr ...................      702,139 Shares (2)              9.4%
P.O. Box 1874
Grand Junction, CO 81502

James C. Ruane .........................      235,644 Shares (3)              3.2%
5010 Market St
San Diego, CA 92102

Patrick J. Duncan ......................      134,531 Shares (4)              1.8%
P.O. Box 1874
Grand Junction, CO 81502

James N. Burkhalter ....................      130,709 Shares (5)              1.8%
P.O. Box 1874
Loveland, CO 80537

William F. Warnick .....................      47,508 Shares (6)               0.7%
2022 Broadway
Lubbock, TX 79401

Robert V. Timlin .......................      37,095 Shares (7)               0.5%
1989 South Balsam
Lakewood, CO 80277

Homer C. Osborne .......................      22,342 Shares (8)               0.3%
1200 Preston Road #900
Dallas, TX 75230

  All Officers and Directors ...........      1,309,968 Shares (9)           16.6%
  as a group (seven persons)

Chester LF Paulson & ...................      523,750 Shares(10)              7.1%
 Jacqueline M. Paulson JTWROS
811 SW Front Avenue
Suite 200
Portland, OR 97204-3376

Beta Capital Group, Inc. ...............      1,000,000 Shares(11)           12.2%
901 Dove Drive, Suite 230
Newport Beach, CA 92660
                                                                                        - 2 -

- -----------------------

(1) Beneficial owners listed have sole voting and investment power with respect to the shares unless otherwise indicated.

(2) Includes 61,173 shares that are owned directly by Mr. Pease, over which shares Mr. Pease has sole voting and investment power, 364,966 shares are owned by entities affiliated with Mr. Pease over which shares Mr. Pease has sole voting and investment power, 148,500 shares underlying presently exercisable options owned by Mr. Pease, 101,500 shares underlying presently exercisable warrants owned by Mr. Pease, and 26,000 shares underlying a convertible promissory note owned by Mr. Pease.

(3) Includes 4,560 shares held by Mr. Ruane as trustee for two trusts, over which shares Mr. Ruane may be deemed to have shared voting and investment power, 11,250 shares underlying convertible preferred stock, 44,584 shares underlying presently exercisable warrants to purchase common stock and 56,675 shares underlying presently exercisable options.

(4) Includes 3,281 shares underlying presently exercisable warrants and 105,000 shares underlying presently exercisable options.

(5)  Includes 115,000 shares underlying presently exercisable options.

(6)  Includes 32,675 shares underlying presently exercisable options.

(7)  Includes 32,675 shares underlying presently exercisable options.

(8)  Includes 17,975 shares underlying presently exercisable options.

(9) Includes 508,500 shares underlying presently exercisable options, 149,365 shares underlying presently exercisable warrants, 11,250 shares underlying convertible preferred stock, and 26,000 shares underlying a convertible note.

(10) Includes 178,480 shares underlying presently exercisable warrants.

(11) Represents 1,000,000 shares underlying presently exercisable warrants.

     The following table sets forth certain information regarding the ownership of the Company's Preferred Stock by (i) each person who is known to the Company to own beneficially more than five percent (5%) of the outstanding Preferred Stock with the address of each such person, (ii) each of the Company's officers and directors, and (iii) all officers and directors as a group.


Name and Address of                                  Amount and Nature of    Percent
Beneficial Owner                                     Beneficial Ownership    of Class
- -------------------                                  --------------------    --------


James C. Ruane ......................................         4,000           1.9%
5010 Market Street
San Diego, CA 92102

All Officers and Directors as a group ...............         4,000           1.9%
(seven persons)



                         ACTIONS TO BE TAKEN AT MEETING

     The meeting is called by the Board of Directors to consider and act upon the following matters:

Action To Be Taken By The Holders of Common Stock

     (1) The election of two Class C directors to serve on the Board of Directors;

     (2)  A proposal to amend the  Certificate  of  Designation  of the Series A
          Cumulative   Convertible  Preferred  Stock  to  change  the  automatic
          conversion rate of Preferred Stock into Common Stock;

     (3) A proposal to amend the Company's Certificate of Designation of Series A Cumulative Convertible Preferred Stock to delete Section 4.2 Election of Directors, in the event that no persons are nominated for election at this Meeting by the holders of the Company's Series A Cumulative Convertible Preferred Stock to serve on the Company's Board of Directors.

     (4)  Approval of the Company's 1996 Stock Option Plan; and

     (5) Such other matters as may properly come before the meeting or any adjournment thereof.

     To vote on these matters, please mark, sign and date the WHITE Proxy and return it in the enclosed envelope.

Action To Be Taken By The Holders of Preferred Stock

     (1) The election of two additional directors to represent the holders of Preferred Stock of the Company on the Company's Board of Directors;

     (2) A proposal to amend the Company's Certificate of Designation of Series A Cumulative Convertible Preferred Stock to delete Section 4.2 Election of Directors, in the event that no persons are nominated for election at this Meeting by the holders of the Company's Series A Cumulative Convertible Preferred Stock to serve on the Company's Board of Directors.

     (3)  A proposal to amend the  Certificate  of  Designation  of the Series A
          Cumulative   Convertible  Preferred  Stock  to  change  the  automatic
          conversion rate of Preferred Stock into Common Stock; and

     (4) Such other matters as may properly come before the meeting or any adjournment thereof and which may properly be voted on by the holders of Preferred Stock.

     To vote on these matters, please mark, sign and date the BLUE Proxy and return it in the enclosed envelope.

     The holders of a majority of the outstanding shares of the Company, including both Common Stock and Preferred Stock taken together, present at the meeting in person or represented by proxy, shall constitute a quorum. Directors shall be elected by a plurality of the vote with respect to each class of stock voting, i.e., the candidates for each class of stock receiving the highest number of votes cast in favor of their election will be elected to the Board of Directors. Where brokers have not received any instruction from their clients on how to vote on a particular proposal, brokers are permitted to vote on routine proposals but not on non- routine matters. The absence of votes on non-routine matters are "broker non-votes". Abstentions and broker non-votes will be counted as present for purposes of establishing a quorum, but will have no effect on the election of directors. There are no dissenters' rights applicable to the election of directors. Abstentions and broker non-votes on proposals other than the election of directors will be counted as present for purposes of the proposal and will have the effect of a vote against the proposals.

     Matters to be voted on by holders of Common Stock are set forth first and matters to be voted on by holders of Preferred Stock follow.

Matters to Be Voted on by Holders of Common Stock

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

     The number of directors on the Company's Board of Directors has been established by the Bylaws of the Company and by resolution of the Board of

Directors as seven directors in three classes. (However, because certain Company events have triggered the right of the holders of Preferred Stock to elect two directors, the number of directors on the Board will be nine following the Meeting.) The terms of the Class A directors expire in 1998, the terms of the Class B directors expire in 1998 and the terms of the Class C directors expire at this meeting. Each director is elected for a term of three years, with the result that each year the stockholders will elect one class of directors.

     The persons named on the WHITE enclosed form of Proxy will vote the shares represented by such Proxy for the election of the two nominees for directors named below. If, at the time of the meeting, either of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion. If elected, the Class C directors will hold office until the annual meeting of stockholders to be held in 1999. The nominees for directors, each of whom has consented to serve if elected, are as follows:



                            Director
Name of Nominee              Since     Age      Principal Occupation for Last Five Years
- ---------------             --------   ---      ----------------------------------------


Willard H. Pease, Jr. ....... 1988     36       Chairman    of    the    Board, President  and  Chief  Exec-
 (Class C Director)                             utive   Officer   of   the    Company    since  August 1990.
                                                From 1983 to 1990,  Mr. Pease was executive  Vice  President and Chief  Operating  Officer of the  Company.  Mr. Pease is
                                                responsible for corporate  finance for the Company,  manages the day-to-day  operations of the Company and is principally responsible  for the Company's oil and gas  exploration  and production  activities.  He  has  worked  in the  oil  field business for over 16 years and has received a B.A. degree in
                                                Management with additional educational focus in geology from
                                                Mesa State College in 1983.

William F. Warnick .......... 1988     49       Mr. Warnick is an attorney practicing in Lubbock, Texas.  He
 (Class C Director)                             received his B.A. degree  in finance from Texas Tech Univer-
                                                sity and his J.D.  degree  from the  University  of Texas in
                                                1971. Mr.  Warnick  serves as the Texas  Attorney  General's appointee to the Texas School Board Land Commission and is a member of the American,  Texas and Lubbock Bar Associations.
                                                He is an oil and gas  investor  and  has  served in  various management  positions  of  private  independent  oil and gas companies.

     THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE IN FAVOR OF ELECTION OF THE TWO
(2) NOMINEES LISTED ABOVE.

     Information concerning the other directors of the Company whose terms extend beyond this Meeting is as follows.

                            Director            Principal Occupation
Name of Nominee              Since     Age      for Last Five Years
- ----------------            --------   ---      ---------------------


Robert V. Timlin ............ 1981     65       Mr.  Timlin  is  self-employed  as  a  consulting  petroleum
(Class A Director)                              engineer.  He has been involved  in the oil and gas industry for over 30 years and has  served in a  managerial  capacity with several companies,  including HMT Management, Inc., and oil and gas management  firm,  from 1983 to 1988; T&M Casing
                                                Service,  Inc. from 1975 until 1983; Dowell,  Studer,  Inc., and Husky Oil Com- pany. Mr. Timlin received his B.S. degree from the University of Wyoming in 1957.

James N. Burkhalter ......... 1993     60       Mr. Burkhalter became Vice President of Engineering and Pro-
(Class A Director)                              uction for the Company in August 1993.  Prior to joining the
                                                Company,  he was  the  owner  and  President  of  Burkhalter
                                                Engineering,  which he formed  in 1975.  Mr.  Burkhalter  is
                                                responsible  for  the  Company's  engineering,   production,
                                                environmental  compliance and gas plant  operations.  He has been  Chairman of the  Colorado  Board of  Registration  for
                                                Professional  Engineers and Surveyors,  serving eight years.
                                                From 1959 to 1975 Mr.  Burkhalter worked for Amoco and Rocky
                                                Mountain Natural Gas as a Petroleum Engineer.  He received a
                                                B.S. degree in petroleum engineering from Colorado School of
                                                Mines in 1959.


                            - 7 -

                            Director            Principal Occupation
Name of Nominee              Since     Age      for Last Five Years
- ----------------            --------   ---      ---------------------


Patrick J. Duncan ........... 1995     33       Mr.  Duncan   has   been   the  Company's  Chief   Financial
(Class A Director)                              Officer   since   September  1994,  the Company's  Corporate
                                                Secretary  since April  1995,  and the  Company's  Treasurer since  March 1996.  Mr.  Duncan is  responsible  for all the
                                                financial,   accounting  and  administrative  reporting  and
                                                compliance  obligations  of the Company.  Mr.  Duncan was an
                                                Audit Manager with HEIN + ASSOCIATES,  LLP Certified  Public
                                                Accountants,  from 1991  until  joining  the  Company as the
                                                Company's  Controller  in April 1994.  From 1988 until 1991,
                                                Mr. Duncan was an Audit Su- pervisor with Coopers & Lybrand,
                                                LLP Certified Public Accountants.

James C. Ruane .............. 1980     62       Mr. Ruane  has  been  an  oil  and  gas investor for over 20
(Class B Director)                              years. He has served continually as a member of the Board of
                                                Directors for over 10 years.  Since 1958 Mr. Ruane has owned and  operated  Goodall's  Charter Bus  Service,  Inc., a bus chartering  business  representing  Grey Line in San  Diego,
                                                California.

Homer C. Osborne ............ 1994     67       In September 1967, Mr. Osborne co-founded Garrett Computing
(Class B Director)                              Systems, Inc., a petroleum engineering and  computing  firm.
                                                He was an officer and  director of Garrett  Computing  until
                                                March 1976,  at which time he organized  Osborne Oil Company
                                                as a  wholly-owned  subsidiary   of  Garrett  Computing. Mr.
                                                Osborne  has  operated  Osborne  Oil  Company  as a separate entity since  April  1976. He was appointed by the Company's
                                                Board of Directors effective  April 1,  1994,  to serve as a
                                                Class B director.


     The Company's Board of Directors held 11 meetings during 1995. Five meetings consisted of consent minutes signed by all directors and six were actual meetings at which all directors were present except Messrs. Fitch and Warnick who were not present at one meeting each.

     The Company has an audit committee, consisting of Patrick J. Duncan and Willard H. Pease, Jr., which did not meet in 1995. The functions of the audit committee are to review financial statements, meet with the Company's independent auditors and address accounting matters or questions raised by the auditors.

     The Company has a compensation committee consisting of James C. Ruane, Homer C. Osborne and William F. Warnick, which met once in 1995 at which meeting all members were present. The functions of the compensation committee are to review compensation of officers and employees and administer and award options under all stock option plans of the Company.

                               EXECUTIVE OFFICERS

     The executive officers of the Company are elected annually at the first meeting of the Company's Board of Directors held after each annual meeting of stockholders. Each executive officer of the Company holds office until his successor is duly elected and qualified, his death or resignation or his removal in the manner provided by the Company's Bylaws.

     There are no family relationships between any of the directors and executive officers.

     There was no arrangement or understanding between any executive officer and any other person pursuant to which any person was selected as an executive officer.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms which they file.

     The following disclosure is based solely upon a review of the Forms 3 and 4 and any amendments thereto furnished to the Company during the Company's fiscal year ended December 31, 1995, and Forms 5 and amendments thereto furnished to the Company with respect to such fiscal year, or written representations that no Forms 5 were required to be filed by such persons. Based on this review the following persons who were directors, officers and beneficial owners of more than 10% of the Company's outstanding Common Stock during such fiscal year filed late reports on Forms 3 and 4.

     James N. Burkhalter filed two late reports on Form 4 reporting a total of four transactions. Patrick J. Duncan filed three late reports on Form 4 reporting a total of six transactions. Homer C. Osborne filed one late report on Form 4 reporting two transactions. Willard H. Pease, Jr., filed four late reports on Form 4 reporting a total of 17 transactions. James C. Ruane filed one late report on Form 4 reporting two transactions. Robert V. Timlin filed one late report on Form 4 reporting five transactions. William F. Warnick filed one late report on Form 4 reporting six transactions.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The Summary Compensation Table shows certain compensation information for services rendered in all capacities during each of the last three fiscal years by the Chief Executive Officer. No executive officer's salary and bonus for fiscal year 1995 exceeded $100,000. The following information for the Chief Executive Officer includes the dollar value of base salary, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.




                           Summary Compensation Table
                                                                                                    Long Term
                                                                                                  Compensation
                                                          Annual Compensation                        Awards
                                             --------------------------------------------        -------------
                                                                            Other Annual           Number of         All Other
Name and Principal                           Salary             Bonus       Compensation            Options        Compensation
Position at 12/31/94           Year            ($)               ($)            ($)                 Granted             ($)
- --------------------           ----          --------         ---------     -------------         ------------     ------------


Willard H. Pease, Jr. .........1995 ......... 75,000              0              0                  139,600              0
  President and Chief          1994 ......... 75,000              0              0                     --                0
  Executive Officer            1993 ......... 75,000              0              0                   62,000              0

- -----------------------

     (1) No bonuses have been paid to Mr. Pease. In addition, no amounts have been shown as Other Annual Compensation because the aggregate incremental cost to the Company of personal benefits provided to Mr. Pease did not exceed the lesser of $50,000 or 10% of their annual salary and bonus in any given year.

                      Option Grants in the Last Fiscal Year

     Set forth below is information relating to grants of stock options to the Chief Executive Officer pursuant to the Company's Stock Option Plans during the fiscal year ended December 31, 1995.


                                                                                  Individual Grants
                                                         --------------------------------------------------------------------------
                                                                                     % of Total
                                                                                     Options SARs
                                                                                      Granted to
                                                             Options/                 Employees      Exercise or Base   Expiration
Name                                                      SARs Granted (#)           Fiscal Year      Price ($/Sh)(3)      Date
- ----                                                      ---------------            ------------    ----------------   -----------


Willard H. Pease, Jr ............................              99,600                   22.9%            $   0.83         05/15/00
 President and Chief                                           40,000                    9.2%            $   0.70         06/15/00
 Executive Officer

- -------------------

(1)  These options became exercisable on November 16, 1995.
(2)  These options became exercisable on December 16, 1995.
(3) The exercise price for all options listed above was 100% of the market price of the Common Stock on the date of grant of the options.

           Aggregated Option Exercises in Last Fiscal Year and Fiscal
                             Year-End Option Values

     Set forth below is information with respect to the unexercised options to purchase the Company's Common Stock held by Mr. Pease at December 31, 1995. No options were exercised during fiscal 1995.

                                                                                      Value of Unexercised
                                              Number of Unexercised                    In-the-Money Options
                                              Options at FY-End (#)                     at FY-End ($)(1)(2)
                                      -----------------------------------       ----------------------------------
Name                                  Exercisable          Unexercisable        Exercisable          Unexercisable
- ----                                  -----------          -------------        -----------          -------------

Willard H. Pease, Jr. ...............   139,600                -0-                 -0-                   -0-
- -----------------

(1)  Mr. Pease did not exercise any options during 1995.
(2) None of the exercisable options held by Mr. Pease were in-the-money at December 31, 1995.

Compensation of Directors

     Directors who are employees do not receive additional compensation for service as directors. Other directors each receive $350 per meeting attended and $50 per meeting conducted via telephone conference. Directors may elect to receive the compensation either in cash or stock.

Employment Contract with a Director

     The Company has entered into an employment agreement with Willard H. Pease, Jr., the Company's President, Chief Executive Officer and Chairman of the Board of Directors. The employment agreement may be terminated by the Company without cause on 30 days notice provided that the Company continues to pay the salary of Mr. Pease for 36 months. The salary must be paid in a lump sum if the termination occurs after a change in control of the Company as defined in the employment agreement. Mr. Pease may terminate the employment agreement on 90 days written notice. The base salary of Mr. Pease under the employment agreement is $75,000 per year.

                                  PROPOSAL TWO

             PROPOSAL TO AMEND THE CERTIFICATE OF DESIGNATION OF THE
                 SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK
                   TO CHANGE THE AUTOMATIC CONVERSION RATE OF
                               THE PREFERRED STOCK

     The Board of Directors of the Company has adopted a resolution recommending that stockholders approve the following amendment to the Certificate of Designation of the Series A Cumulative Convertible Preferred Stock of the Company which would change the rate at which the outstanding shares of Preferred Stock are automatically convertible into shares of Common Stock of the Company.

     The Certificate would be amended to read as follows:

               "6.1 Automatic Conversion. If at any time after the issuance of the Series A Preferred Stock, the last reported sales price for the Company's $.10 par value Common Stock as reported on the NASDAQ System (or the closing price as reported on any national securities exchange on which the Common Stock is then listed), shall, for a period of five (5) consecutive trading days, equals or exceeds $2.50 per share, then, effective as of the close of business on the fifth such trading day, all shares of Series A Preferred Stock then outstanding and all accrued and undeclared dividends thereon shall immediately and automatically without further notice be converted into shares of Common Stock and Warrants to purchase Common Stock ("Warrants") at the rate of four shares of Common Stock and Warrants to purchase four shares of Common Stock for each share of Preferred Stock. In all other respects the conversion shall have the same effect and the same result as if an optional conversion occurred as described in this
               Section 6."

     In light of the 955,092 shares of Preferred Stock converted as of May 8, 1996, the Company's equity structure has substantially changed, and the Preferred Stock has become a minority interest in the Company's capitalization. With only 202,688 shares of Preferred Stock outstanding as of April 7, 1996, there is very little trading activity in the market and the Company cannot ascertain that a market for the Preferred Stock will continue or that the Preferred Stock will continue to be listed or traded on a national exchange, or over-the-counter on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or otherwise. In addition, the Company has suspended indefinitely the payment of dividends on the Preferred Stock and at this time is uncertain when, if ever, the payment of dividends will be reinstated. There has been, however, greater market activity for the Common Stock. Although there can be no assurance that such market will continue, the Company believes that the market for the Company's Common Stock may provide an opportunity for greater liquidity of the investment of the Preferred Stockholders if their Preferred Stock converts to Common Stock.

     Accordingly, the Board of Directors of the Company is proposing this change in the conversion terms in order to provide the holders of the Preferred Stock the opportunity to realize the par value ($10.00) of the Preferred Stock in the event that the Company's Common Stock reaches a trading level of $2.50 per share, of which there is no assurance. As of May 8, 1996, the closing price of the Company's Common Stock as quoted on NASDAQ was _____.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF APPROVAL OF THE AMENDMENT. EACH MEMBER OF THE BOARD OF DIRECTORS INTENDS TO VOTE HIS SHARES IN FAVOR OF THE APPROVAL OF THE AMENDMENT. In order to be approved, the amendment to the Certificate must receive the affirmative vote of a majority of the outstanding shares of both the Company's Common Stock and Preferred Stock voting separately. Abstentions and broker non-votes will have the effect of a negative vote against the Amendment.

                                 PROPOSAL THREE

             PROPOSAL TO AMEND THE CERTIFICATE OF DESIGNATION OF THE
                 SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK
                 TO DELETE SECTION 4.2 ELIMINATING THE RIGHT OF
                  HOLDERS OF PREFERRED STOCK TO ELECT DIRECTORS
                            IN CERTAIN CIRCUMSTANCES

     The Board of Directors of the Company has adopted a resolution recommending that stockholders approve an amendment to the Certificate of Designation of the Series A Cumulative Convertible Preferred Stock of the Company deleting Section
4.2 Election of Directors, eliminating the right of the holders of the Company's Preferred Stock to elect directors whenever the Company has failed to pay at least six quarterly dividends on the Preferred Stock. Because the Company has not paid the last six quarterly dividends on the Preferred Stock, the holders of Preferred Stock have the right to elect two directors to the Company's Board of Directors at this Meeting. Section 4.2 currently provides that if no persons are nominated, as described in Section 4.2, by the holders of the Preferred Stock to serve on the Board of Directors, the Board of Directors shall appoint two persons to the Board. A copy of Section 4.2 is attached to this Proxy Statement as Appendix A. In the event that no persons are nominated for election at this Meeting, the Board of Directors proposes that the Company's stockholders approve the proposed amendment eliminating Section 4.2 and thereby cancelling the right of the holders of Preferred Stock to elect directors. If Section 4.2 is eliminated, holders of Preferred Stock would not be able to participate in the election of directors of the Company unless they convert their Preferred Stock to Common Stock.

     The Board of Directors believes that if the holders of the Preferred Stock do not nominate directors, it would indicate that the stockholders believe that further representation on the Board is unnecessary. Moreover, the Board of Directors believes that it would be time consuming and costly to seek additional board members, and no assurance could be given that the Company would be able to obtain qualified persons to serve on the Board who are willing to assume the responsibilities and risks of liability of serving on the board of directors of a publicly-held company. To conserve the resources of the Company, the Board of Directors believes that Section 4.2 should be eliminated if there are no nominations.

     Holders of Preferred Stock may nominate individuals to serve on the Board as late as during the Meeting. Consequently, it will not be known until the election of directors is undertaken at the Meeting whether there will be nominees proposed by the holders of Preferred Stock. Accordingly, this Proposal Three will only be voted upon, and your vote counted, if there are no nominees. Although there may be no vote on this matter, please mark your ballot indicating your vote on this matter. If your proxy is returned without voting instructions, the proxies will vote your shares in favor of the Amendment.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF APPROVAL OF THE AMENDMENT. EACH MEMBER OF THE BOARD OF DIRECTORS WHO IS A STOCKHOLDER INTENDS TO

VOTE HIS SHARES IN FAVOR OF THE APPROVAL OF THE AMENDMENT. In order to be approved, the amendment to the Certificate must receive the affirmative vote of a majority of the outstanding shares of both the Company's Common Stock and Preferred Stock voting separately. Abstentions and broker non-votes will have the effect of a negative vote against the Amendment.

                                  PROPOSAL FOUR

              PROPOSAL TO ADOPT THE 1996 EMPLOYEE STOCK OPTION PLAN

     Purpose. Effective March 9, 1996, the Board of Directors of the Company adopted the Company's 1996 Employee Stock Option Plan (hereafter the "Plan"). The purpose of the Plan as amended is to secure and retain employees responsible for the success of the Company, to motivate such persons to exert their best efforts on behalf of the Company, to encourage stock ownership and to provide such persons with proprietary interests in, and a greater concern for, the welfare of, and an incentive to continue service with, the Company. By encouraging the employees of the Company to become owners of shares, the Company is seeking to motivate, retain and attract employees whose efforts and loyalty have contributed and will contribute to the growth and profitability of the Company. Both incentive and nonstatutory stock options may be granted under the Plan. The following summary of the Plan is qualified in its entirety by reference to the Plan, copies of which may be obtained from the Company and which will also be available for inspection at the Meeting.

     Administration. Under the terms of the Plan, the Company may grant options to purchase up to 350,000 shares of the Company's Common Stock to eligible employees. The Plan provides that it shall be administered by an Option Committee chosen by the Board of Directors of the Company (the "Committee"). The Committee will be the Compensation Committee of the Board of Directors, appointed by the Board of Directors, and will consist of at least two persons who are not, and have not been, during the preceding twelve (12) months, employees of the Company.

     Eligibility. Key employees of the Company and its subsidiaries, including officers of the Company and its subsidiaries who are also employees, who are from time to time responsible for the management, growth or success of the business of the Company, shall be eligible to receive grants of stock options under the Plan. The persons who may receive options under the Plan will be selected by the Committee. As of the date hereof, there are approximately 10 persons eligible for participation in the Plan.

     Adjustments and Other Provisions. The Plan provides for an adjustment in the number of shares reserved and in the exercise prices if there is a stock dividend, split up, subdivision or combination of shares, recapitalization, merger, consolidation or other corporate reorganization in which the Company is a surviving corporation. In the event of dissolution or liquidation of the Company, or a merger, consolidation, sale of all or substantially all of its assets, corporate reorganization or similar occurrence, in which the Company is not a surviving corporation and the holders of Common Stock receive securities of another corporation, the options terminate as of the effective date of such event and after notice and an opportunity to exercise any unexpired option in whole or in part, then any unexercised option will terminate.

     Stock Option Terms. The Committee will determine the time or times when any option granted becomes exercisable, the period within which it becomes exercisable and the price per share at which the option is exercisable, provided, however, that no option may be exercised for six (6) months following the date of grant, no option will be exercisable for more than 10 years after it is granted and the exercise price must be at least 100% of the fair market value of the Company's Common Stock on the date of the grant. As of May 8, 1996, the closing sale price of the Company's Common Stock as quoted on NASDAQ was $_____.

     If an optionee owns shares possessing more than 10% of the voting power of all classes of the Company's outstanding stock, the Committee may grant an option to such employee only if the exercise price of the option is at least 110% of the fair market value of the Common Stock on the day of the grant. The Plan provides that the fair market value shall be the closing price of the Common Stock as reported by the Wall Street Journal on the day the fair market value is to be determined, or if no such price is reported for such day, then the determination of such closing price shall be as of the last immediately preceding day on which the closing price is so reported; or if the Common Stock is not so listed or admitted to unlisted trading privileges or so quoted, the fair market value shall be the average of the last reported highest bid and the lowest asked prices quoted on the National Association of Securities Dealers, Inc. Automated Quotations System or, if not so quoted, then by the National Quotation Bureau, Inc. on the day the fair market value is determined. If no market exists, the Committee shall determine the fair market value. An option granted to any employee owning shares possessing more than 10% of the voting power of all classes of the Company's outstanding stock may not be exercised for longer than five years from the date of the grant. Any number of options may be granted to an employee so long as the fair market value of the shares on the date of grant which vest for the first time during any one calendar year does not exceed $100,000.

     Payment for shares purchased upon exercise of any option must be in full and in cash at the time the option is exercised unless the Committee authorizes payment by exchange of the Company's shares owned by the optionee by promissory note in conformance with applicable regulations if permitted by governing law. No option may be transferred except by will or by the laws of descent and distribution and if, during the optionee's lifetime, the person holding the option is terminated for any reason other than death, retirement or disability, the option will be terminated three months after the date the optionee's employment terminates. Options held by employees who die or are disabled may be exercised within one year following death or disability and options held by employees who retire may be exercised within three months after retirement, in all cases provided the options were otherwise exercisable on the date of death, disability or retirement.

     Amendments and Discontinuance. The Board of Directors may amend, alter or discontinue the Plan in any respect provided the action does not impair the rights of any optionee under any options previously granted, without consent of the optionee, and, provided stockholder approval is obtained, to (i) increase the number of shares reserved under the Plan (except for certain adjustments described above), (ii) reduce the minimum option price, and (iii) alter the class of eligible persons or terms of eligibility.

     Tax Effects. Under ss.ss.421(a) and 422 of the Internal Revenue Code of 1986 ("Code"), as amended, the grant or exercise of incentive options under the Plan will not result in income taxable to the optionee or in a business expense deductible by the Company. Upon a later sale of the shares received on exercise of an incentive option, the optionee will realize capital gain or loss, so long as the optionee satisfies the minimum holding period requirements under the Plan and the Code.

     If an optionee disposes of shares acquired from the exercise of an option under the Plan prior to the expiration of the statutory holding period ("disqualifying disposition") or if the option is a nonstatutory option, such optionee will be required to recognize as compensation taxable as ordinary income the difference between the exercise price and the fair market value on the date of exercise as well as the amount realized on any disposition of the shares in excess of the option exercise price paid by the optionee. The Company will be entitled to a deduction equal to the amount that the optionee is required to include in income in the Company's taxable year which falls within the end of the participating employee's taxable year when the disqualifying disposition occurs.

     The  current   maximum  rate  for  long-term   capital  gains  realized  by
noncorporate taxpayers is less than the current maximum rate on ordinary income.

     The amount by which the fair market value of the Company's Common Stock exceeds the exercise price of an incentive option on the date of exercise will be considered a tax preference item for the optionee and may be subject to the alternative minimum tax under ss.55 of the Code in the year the option is exercised.

     The above summary of the tax effects of options granted or exercised under the Plan is based on an interpretation of the laws and regulations currently in effect. Changes in these laws and regulations or their construction may modify the projected tax effects of options granted or exercised under the Plan.

     Persons exercising options granted under the Plan will not be able to sell or otherwise distribute the shares issued upon exercise except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from the registration requirements of the Act. Certificates evidencing shares purchased pursuant to the Plan will bear a restrictive legend until registered under the Act. The Company intends to register all shares underlying the option authorized under the Plan if the Plan is approved by the stockholders.

     Nontransferability. Options granted under the Plan are nontransferable other than by will or by the laws of descent and distribution.

     Indemnification. The Board of Directors and the members of the Committee are entitled to indemnification by the Company against reasonable expenses, including attorneys' fees, actually incurred in connection with the defense of any action, suit or proceeding by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan or shares purchased pursuant to the exercise of options under the Plan, so long as a member of the Committee or Board of Directors is not determined in any action, suit or proceeding to be liable for gross negligence, fraud or willful misconduct in the performance of his duties.

     The Board of Directors has not determined any benefits or amounts that will be received by or allocated to officers of the Company should the Plan be approved by the stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PLAN AND EACH MEMBER OF THE BOARD OF DIRECTORS INTENDS TO VOTE HIS SHARE IN FAVOR OF APPROVAL OF THE PLAN. The affirmative vote of the holders of at least a majority of all the shares of Common Stock in attendance at the Annual Meeting of Stockholders, either in person or by proxy, is required to approve the Plan. Abstentions and broker non-votes will have the effect of a negative vote on the proposal.

Matters to Be Voted on By Holders of Preferred Stock

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

     The shares of Preferred Stock normally have no voting rights except those required by law or as set forth in the Certificate filed by the Company with respect to the rights and preferences of the Preferred Stock.

     Section 4.2 of the Certificate provides that whenever dividends from the Preferred Stock have not been paid in an amount equal to at least six quarterly dividends, the holders of the Preferred Stock shall have the right to elect two additional directors to the Company's Board of Directors. Because the Company has not paid the last six quarterly dividends on the Preferred Stock, the holders of Preferred Stock have the right to elect two directors to the Company's Board of Directors.

     The nominees for directors to be elected by the holders of Preferred Stock, each of whom has consented to serve if elected, are as follows. Only two directors will be elected from the following persons.

                                           Principal Occupation For
Name of Nominee             Age            The Last Five Years
- ---------------             ---            ------------------------





THE BOARD OF DIRECTORS MAKES NO RECOMMENDATION IN FAVOR OR AGAINST THE ELECTION OF THE NOMINEES LISTED ABOVE. PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY TO VOTE FOR YOUR CHOICE OF NOMINEES. VOTE FOR NO MORE THAN TWO NOMINEES. ONLY YOUR LATEST DATED PROXY COUNTS.

     The persons named in the enclosed form of Proxy will vote the shares represented by such Proxy for election of two directors from the nominees named above. If, at the time of the Meeting, any of these nominees shall become unavailable for any reason and there are less then two nominees, which event is not expected to occur, the persons entitled to vote the Proxy will vote any proxies so marked for the remaining nominee. The Certificate provides that the Board of Directors may then appoint a second director. The directors elected from the nominees above or appointed will hold office until all past dividends have been paid, or until re-elected or replaced at the next annual meeting of the Company's stockholders, and at each annual meeting thereafter, until their successors have been elected and qualified or the dividends on the Preferred Stock have been paid. See PROPOSAL TWO - PROPOSAL TO AMEND THE CERTIFICATE OF DESIGNATION OF THE SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK TO DELETE
SECTION 4.2 ELIMINATING THE RIGHT OF HOLDERS OF PREFERRED STOCK TO ELECT DIRECTORS below in the event that no persons are nominated by the holders of the Preferred Stock.

                                  PROPOSAL TWO

             PROPOSAL TO AMEND THE CERTIFICATE OF DESIGNATION OF THE
                 SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK
                 TO DELETE SECTION 4.2 ELIMINATING THE RIGHT OF
                  HOLDERS OF PREFERRED STOCK TO ELECT DIRECTORS

     The Board of Directors of the Company has adopted a resolution recommending that stockholders approve an amendment to the Certificate of Designation of the Series A Cumulative Convertible Preferred Stock of the Company deleting Section
4.2 Election of Directors, eliminating the right of the holders of the Company's Preferred Stock to elect directors whenever the Company has failed to pay at least six quarterly dividends on the Preferred Stock. Because the Company has not paid the last six quarterly dividends on the Preferred Stock, the holders of Preferred Stock have the right to elect two directors to the Company's Board of Directors at this Meeting. Section 4.2 currently provides that if no persons are nominated, as described in Section 4.2, by the holders of the Preferred Stock to serve on the Board of Directors, the Board of Directors shall appoint two persons to the Board. A copy of Section 4.2 is attached to this Proxy Statement as Appendix A. In the event that no persons are nominated for election at this Meeting, the Board of Directors proposes that the Company's stockholders approve the proposed amendment eliminating Section 4.2 and thereby cancelling the right of the holders of Preferred Stock to elect directors. If Section 4.2 is eliminated, holders of Preferred Stock would not be able to participate in the election of directors of the Company unless they convert their Preferred Stock to Common Stock.

     The Board of Directors believes that if the holders of the Preferred Stock do not nominate directors, it would indicate that the stockholders believe that further representation on the Board is unnecessary. Moreover, the Board of Directors believes that it would be time consuming and costly to seek additional board members, and no assurance could be given that the Company would be able to obtain qualified persons to serve on the Board who are willing to assume the responsibilities and risks of liability of serving on the board of directors of a publicly-held company. To conserve the resources of the Company, the Board of Directors believes that Section 4.2 should be eliminated if there are no nominations.

     Holders of Preferred Stock may nominate individuals to serve on the Board as late as during the Meeting. Consequently, it will not be known until the election of directors is undertaken at the Meeting whether there will be nominees proposed by the holders of Preferred Stock. Accordingly, this Proposal Two will only be voted upon, and your vote counted, if there are no nominees. Although there may be no vote on this matter, please mark your ballot indicating your vote on this matter. If your proxy is returned without voting instructions, the proxies will vote your shares in favor of the Amendment.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF APPROVAL OF THE AMENDMENT. In order to be approved, the amendment to the Certificate must receive the affirmative vote of a majority of the outstanding shares of both the Company's Common Stock and Preferred Stock voting separately. Abstentions and broker non-votes will have the effect of a negative vote against the Amendment.

                                 PROPOSAL THREE


             PROPOSAL TO AMEND THE CERTIFICATE OF DESIGNATION OF THE
                 SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK
                   TO CHANGE THE AUTOMATIC CONVERSION RATE OF
                               THE PREFERRED STOCK

     The Board of Directors of the Company has adopted a resolution recommending that stockholders approve the following amendment to the Certificate of Designation of the Series A Cumulative Convertible Preferred Stock of the Company which would change the rate at which the outstanding shares of Preferred Stock are automatically convertible into shares of Common Stock of the Company.

     The Certificate would be amended to read as follows:

               "6.1 Automatic Conversion. If at any time after the issuance of the Series A Preferred Stock, the last reported sales price for the Company's $.10 par value Common Stock as reported on the NASDAQ System (or the closing price as reported on any national securities exchange on which the Common Stock is then listed), shall, for a period of five (5) consecutive trading days, equals or exceeds $2.50 per share, then, effective as of the close of business on the fifth such trading day, all shares of Series A Preferred Stock then outstanding and all accrued and undeclared dividends thereon shall immediately and automatically without further notice be converted into shares of Common Stock and Warrants to purchase Common Stock ("Warrants") at the rate of four shares of Common Stock and Warrants to purchase four shares of Common Stock for each share of Preferred Stock. In all other respects the conversion shall have the same effect and the same result as if an optional conversion occurred as described in this
               Section 6."

     In light of the 955,092 share of Preferred Stock converted as of May 8, 1996, the Company's equity structure has substantially changed, and the Preferred Stock has become a minority interest in the Company's capitalization. With only 202,688 shares of Preferred Stock outstanding as of April 7, 1996, there is very little trading activity in the market and the Company cannot ascertain that a market for the Preferred Stock will continue or that the Preferred Stock will continue to be listed or traded on a national exchange, or over-the-counter on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or otherwise. In addition, the Company has suspended indefinitely the payment of dividends on the Preferred Stock and at this time is uncertain when, if ever, the payment of dividends will be reinstated. There has been, however, greater market activity for the Common Stock. Although there can be no assurance that such market will continue, the Company believes that the market for the Company's Common Stock may provide an opportunity for greater liquidity of the investment of the Preferred Stockholders if their Preferred Stock converts to Common Stock.

     Accordingly, the Board of Directors of the Company is proposing this change in the conversion terms in order to provide the holders of the Preferred Stock the opportunity to realize the par value ($10.00) of the Preferred Stock in the event that the Company's Common Stock reaches a trading level of $2.50 per share, of which there is no assurance. As of May 8, 1996, the closing price of the Company's Common Stock as quoted on NASDAQ was _____.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF APPROVAL OF THE AMENDMENT. In order to be approved, the amendment to the Certificate must receive the affirmative vote of a majority of the outstanding shares of both the Company's Common Stock and Preferred Stock voting separately. Abstentions and broker non-votes will have the effect of a negative vote against the Amendment.


                              CERTAIN TRANSACTIONS

     From time to time in the past, various officers and directors of the Company and their affiliates have participated in the drilling of oil and gas wells, drilled and operated by the Company. All such persons and entities have taken working interests in the wells and have paid the drilling, completion and related costs of the wells on the same basis as the Company and all other working interest owners. On the occasions of such participation the Company retained the maximum interest in the wells that it could justify, given its cash availability and the risk involved.

     In May 1995, James C. Ruane, a director of the Company, purchased 66,667 shares of Common Stock and 33,334 warrants to purchase shares of Common Stock for $50,000 on the same terms as other nonaffiliated purchasers.

     At December 31, 1995, the Company owed certain affiliates of Willard H. Pease, Jr. $116,717 plus $26,539 in accrued interest for oil and gas revenue attributable to interests in wells operated by the Company that are owned by the individuals and related entities. Of such amount $2,877 was incurred in 1994, $4,603 was incurred in 1993, $20,992 was incurred in 1992, $85,518 was incurred in 1991 and $2,728 was incurred in 1990. At December 31, 1995, the Company also owed $60,000 to Willard H. Pease, Jr. This loan is unsecured, bears interest at 8% per annum and is due January 1997.

     Until June 1993, Willard H. Pease, Jr. owned an oil well servicing business, Grand Junction Well Services, Inc. ("GJWS"), which operated a workover and completion rig. In June 1993, the Company acquired GJWS from Mr. Pease by merging GJWS into a newly-formed subsidiary corporation, Rocky Mountain Well Services, Inc. In the merger, the Company issued 46,667 shares of its Common Stock and the Company's 6% secured convertible promissory note in the principal amount of $175,000 to Mr. Pease for a total value of $350,000, the estimated fair market value of GJWS assets and business. The note is payable in three annual principal installments of $45,000 on October 1, 1994, $65,000 on April 1, 1995 and $65,000 on April 1, 1996. The October 1, 1994 principal payment of $45,000 has been paid and the remaining installments have been extended to October 1, 1997 and October 1, 1998, respectively. The unpaid principal portion of $130,000 is convertible at the election of Mr. Pease into Common Stock at $5.00 per share. The transaction was approved unanimously by the disinterested directors of the Company. Mr. Pease remained a guarantor of GJWS debt owed to a bank, which totalled $37,000 on the date of acquisition. As a result of the transaction, the obligation of the Company to GJWS, totaling approximately $188,000 at March 31, 1993, was eliminated, reducing the Company's obligation to Mr. Pease and affiliates by approximately $13,000.

     In August 1994, Willard H. Pease, Jr. and entities affiliated with Mr. Pease, exchanged promissory notes with an aggregate principal balance of $150,000 for $150,000 principal amount of 12% Convertible Unsecured Promissory Notes ("Notes"). The Notes were automatically converted by their terms into 93,750 shares of the Company's Common Stock on September 30, 1994. The Notes and the conversion thereof were on the same terms as the Company's 12% Convertible Unsecured Promissory Notes ("Private Notes") that the Company sold in a private offering during August and September, 1994. An entity affiliated with Mr. Pease also purchased on the same terms as other unaffiliated purchasers $50,000 principal amount of the Private Notes. These Private Notes were automatically converted by their terms into 31,250 shares of the Company's Common Stock on September 30, 1994.

     In August 1994, Patrick J. Duncan, the Chief Financial Officer and Corporate Secretary of the Company, purchased $25,000 of the Private Notes on the same terms as other nonaffiliated purchasers. Mr. Duncan's Private Notes were automatically converted by their terms into 15,625 shares of the Company's Common Stock on September 30, 1994.

     All existing loans or similar advances to, and transactions with, officers and their affiliates were approved or ratified by the independent and disinterested directors. Any future material transactions with officers, directors and owners of 5% or more of the Company's outstanding Common Stock or any affiliate of any such person shall be on terms no less favorable to the Company than could be obtained from independent unaffiliated third parties and must be approved by a majority of the independent and disinterested directors.

                        1995 ANNUAL REPORT ON FORM 10-KSB

     STOCKHOLDERS WHO WISH TO OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S 1994 ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") SHOULD ADDRESS A WRITTEN REQUEST TO PATRICK J. DUNCAN, CORPORATE SECRETARY, AT THE COMPANY'S ADDRESS SPECIFIED AT THE BEGINNING OF THIS PROXY STATEMENT.


                              STOCKHOLDER PROPOSALS

     Stockholder proposals for inclusion in the Company's proxy materials relating to the next annual meeting of stockholders must be received by the Company on or before January __, 1997.

                             SOLICITATION OF PROXIES

     The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to stockholders, will be borne by the Company. Solicitations will be made only by use of the mails, except that if necessary to obtain a quorum, officers and regular employees of the Company may make solicitations of proxies by telephone or electronic facsimile or by personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Company's shares held of record by such persons and the Company will reimburse them for their charges and expenses in this connection.

                                 OTHER BUSINESS

     The Company's Board of Directors does not know of any matters to be presented at the meeting other than the matters set forth herein. If any other business should come before the meeting, the persons named in the enclosed form of Proxy will vote such Proxy according to their judgment on such matters.

                                             PATRICK J. DUNCAN
                                             Corporate Secretary


Grand Junction, Colorado
_________, 1996